EXHIBIT 99.9

Securitized Asset Backed Receivables LLC Trust 2004-NC1
Interest Only Loans


Summary Statistics
As-of / Cut-off Date: 2004-04-01
Number of Mortgage Loans: 53
Aggregate Principal Balance ($): 15,430,959
Weighted Average Current Mortgage Rate (%):  4.779
Non-Zero Weighted Average Margin (%):      3.653
Non-Zero Weighted Average Maximum Rate (%):    12.000
Non-Zero Weighted Average Months to Roll:  1
Weighted Average Stated Original Term (months):300
Weighted Average Stated Remaining Term (months): 297
Weighted Average Combined Original LTV (%):  80.88
% First Liens: 100.00
% Owner Occupied: 94.33
% Purchase: 51.54
% Full Documentation: 75.36
Non-Zero Weighted Average FICO Score:      716


------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage       Weighted    Weighted
                                                                         Loan Pool by        Average     Average    Weighted
                                           Number of   Aggregate         Aggregate           Gross       Remaining  Average
Product                                    Mortgage    Cut-off Date      Cut-off Date        Interest    Term       Combined
Types                                      Loans       Principal Balance Principal Balance   Rate        (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
ARM - 1 Month LIBOR/10 Year Interest Only  53          $15,430,959       100.00%             4.779%      297        80.88%
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     53          $15,430,959       100.00%             4.779%      297        80.88%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

                                                                         % of Mortgage       Weighted    Weighted
Range of                                                                 Loan Pool by        Average     Average    Weighted
Gross                                      Number of   Aggregate         Aggregate           Gross       Remaining  Average
Interest                                   Mortgage    Cut-off Date      Cut-off Date        Interest    Term       Combined
Rates (%)                                  Loans       Principal Balance Principal Balance   Rate        (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                            38          $10,830,318       70.19%              4.558%      297        80.33%
5.000% - 5.999%                            15          4,600,641         29.81               5.300       297        82.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     53          $15,430,959       100.00%             4.779%      297        80.88%
------------------------------------------------------------------------------------------------------------------------------------
Minimum:        4.125%
Maximum:        5.625%
Weighted Average:       4.779%

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Securitized Asset Backed Receivables LLC Trust 2004-NC1
Interest Only Loans

------------------------------------------------------------------------------------------------------------------------------------
                                                                     % of Mortgage       Weighted     Weighted
Range of                                                             Loan Pool by        Average      Average     Weighted
Cut-off                              Number of     Aggregate         Aggregate           Gross        Remaining   Average
Date Principal                       Mortgage      Cut-off Date      Cut-off Date        Interest     Term        Combined
Balances ($)                         Loans         Principal Balance Principal Balance   Rate         (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
$100,001 - $125,000                  6             $697,031          4.52%               4.537%       296         76.74%
$125,001 - $150,000                  3             406,500           2.63                4.939        297         84.50
$150,001 - $175,000                  4             629,768           4.08                4.875        297         85.74
$175,001 - $200,000                  5             924,974           5.99                4.825        297         78.83
$200,001 - $225,000                  5             1,072,660         6.95                4.875        297         81.72
$225,001 - $250,000                  1             238,000           1.54                4.625        297         85.00
$250,001 - $275,000                  2             534,998           3.47                5.371        296         80.00
$275,001 - $300,000                  4             1,133,698         7.35                4.751        297         80.54
$300,001 - $325,000                  2             611,099           3.96                4.252        297         81.36
$325,001 - $350,000                  3             1,000,170         6.48                4.790        296         88.59
$350,001 - $375,000                  4             1,443,553         9.35                4.631        296         81.00
$375,001 - $400,000                  2             777,000           5.04                4.894        297         81.12
$400,001 - $425,000                  2             819,762           5.31                4.625        297         80.00
$425,001 - $450,000                  3             1,322,060         8.57                4.965        297         79.58
$450,001 - $475,000                  1             471,750           3.06                4.625        296         85.00
$475,001 - $500,000                  2             975,062           6.32                4.869        297         76.17
$500,001 - $750,000                  4             2,372,873         15.38               4.758        297         79.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                               53            $15,430,959       100.00%             4.779%       297         80.88%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $102,747
Maximum: $668,000
Average: $291,150

------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Mortgage       Weighted     Weighted
                                                                       Loan Pool by        Average      Average     Weighted
Original                       Number of             Aggregate         Aggregate           Gross        Remaining   Average
Terms                          Mortgage              Cut-off Date      Cut-off Date        Interest     Term        Combined
(month)                        Loans                 Principal Balance Principal Balance   Rate         (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
300                            53                    $15,430,959       100.00%             4.779%       297         80.88%
------------------------------------------------------------------------------------------------------------------------------------
Total:                         53                    $15,430,959       100.00%             4.779%       297         80.88%
------------------------------------------------------------------------------------------------------------------------------------
Minimum:        300
Maximum:        300
Weighted Average:       300

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage       Weighted     Weighted
Range of                                                              Loan Pool by        Average      Average     Weighted
Remaining                          Number of        Aggregate         Aggregate           Gross        Remaining   Average
Terms                              Mortgage         Cut-off Date      Cut-off Date        Interest     Term        Combined
(month)                            Loans            Principal Balance Principal Balance   Rate         (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
241 - 300                          53               $15,430,959       100.00%             4.779%       297         80.88%
------------------------------------------------------------------------------------------------------------------------------------
Total:                             53               $15,430,959       100.00%             4.779%       297         80.88%
------------------------------------------------------------------------------------------------------------------------------------
Minimum:        296
Maximum:        297
Weighted Average:       297

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Securitized Asset Backed Receivables LLC Trust 2004-NC1
Interest Only Loans

------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Mortgage       Weighted     Weighted
Range of                                                               Loan Pool by        Average      Average     Weighted
Combined                             Number of       Aggregate         Aggregate           Gross        Remaining   Average
Original                             Mortgage        Cut-off Date      Cut-off Date        Interest     Term        Combined
LTV Ratios (%)                       Loans           Principal Balance Principal Balance   Rate         (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
55.01% - 60.00%                      1               $120,985          0.78%               4.625%       296         56.82%
60.01% - 65.00%                      1               429,346           2.78                4.625        297         63.24
65.01% - 70.00%                      4               1,508,899         9.78                4.625        297         67.74
70.01% - 75.00%                      4               763,514           4.95                4.728        297         73.05
75.01% - 80.00%                      16              4,679,339         30.32               4.850        297         79.29
80.01% - 85.00%                      14              4,818,377         31.23               4.892        296         84.47
85.01% - 90.00%                      13              3,110,499         20.16               4.610        296         89.37
------------------------------------------------------------------------------------------------------------------------------------
Total:                               53              $15,430,959       100.00%             4.779%       297         80.88%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 56.82%
Maximum: 90.00%
Weighted Average:        80.88%


------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Mortgage       Weighted     Weighted
Range                                                                  Loan Pool by        Average      Average     Weighted
of                                     Number of     Aggregate         Aggregate           Gross        Remaining   Average
Gross                                  Mortgage      Cut-off Date      Cut-off Date        Interest     Term        Combined
Margins (%)                            Loans         Principal Balance Principal Balance   Rate         (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000% - 3.500%                        37            $10,624,718       68.85%              4.551%       297         80.33%
3.501% - 4.000%                        10            3,194,131         20.70               5.109        297         83.28
4.001% - 4.500%                        6             1,612,109         10.45               5.625        297         79.71
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 53            $15,430,959       100.00%             4.779%       297         80.88%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:        3.000%
Maximum: 4.500%
Non-Zero Weighted Average:       3.653%


------------------------------------------------------------------------------------------------------------------------------------
Range                                                                  % of Mortgage       Weighted     Weighted
of                                                                     Loan Pool by        Average      Average     Weighted
Minimum                              Number of       Aggregate         Aggregate           Gross        Remaining   Average
Mortgage                             Mortgage        Cut-off Date      Cut-off Date        Interest     Term        Combined
Rates (%)                            Loans           Principal Balance Principal Balance   Rate         (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.001% - 4.500%                      6               $1,738,599        11.27%              4.170%       296         82.40%
4.501% - 5.000%                      32              9,091,719         58.92               4.632        297         79.93
5.001% - 5.500%                      9               2,988,531         19.37               5.125        297         83.50
5.501% - 6.000%                      6               1,612,109         10.45               5.625        297         79.71
------------------------------------------------------------------------------------------------------------------------------------
Total:                               53              $15,430,959       100.00%             4.779%       297         80.88%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:        4.120%
Maximum: 5.620%
Non-Zero Weighted Average:       4.774%


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Securitized Asset Backed Receivables LLC Trust 2004-NC1
Interest Only Loans

------------------------------------------------------------------------------------------------------------------------------------
Range                                                                  % of Mortgage       Weighted     Weighted
of                                                                     Loan Pool by        Average      Average     Weighted
Maximum                                Number of     Aggregate         Aggregate           Gross        Remaining   Average
Mortgage                               Mortgage      Cut-off Date      Cut-off Date        Interest     Term        Combined
Rates (%)                              Loans         Principal Balance Principal Balance   Rate         (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
11.501% - 12.000%                      53            $15,430,959       100.00%             4.779%       297         80.88%
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 53            $15,430,959       100.00%             4.779%       297         80.88%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:        12.000%
Maximum:         12.000%
Non-Zero Weighted Average:       12.000%

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage       Weighted     Weighted
                                                                      Loan Pool by        Average      Average     Weighted
                                      Number of     Aggregate         Aggregate           Gross        Remaining   Average
                                      Mortgage      Cut-off Date      Cut-off Date        Interest     Term        Combined
Initial Cap (%)                       Loans         Principal Balance Principal Balance   Rate         (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
3.000%                                53            $15,430,959       100.00%             4.779%       297         80.88%
------------------------------------------------------------------------------------------------------------------------------------
Total:                                53            $15,430,959       100.00%             4.779%       297         80.88%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:        3.000%
Maximum:         3.000%
Non-Zero Weighted Average:       3.000%


------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage       Weighted     Weighted
                                                                      Loan Pool by        Average      Average     Weighted
                                      Number of     Aggregate         Aggregate           Gross        Remaining   Average
Periodic                              Mortgage      Cut-off Date      Cut-off Date        Interest     Term        Combined
Cap (%)                               Loans         Principal Balance Principal Balance   Rate         (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
3.000%                                53            $15,430,959       100.00%             4.779%       297         80.88%
------------------------------------------------------------------------------------------------------------------------------------
Total:                                53            $15,430,959       100.00%             4.779%       297         80.88%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:        3.000%
Maximum:         3.000%
Non-Zero Weighted Average:       3.000%

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage       Weighted     Weighted
Next                                                                  Loan Pool by        Average      Average     Weighted
Rate                                  Number of     Aggregate         Aggregate           Gross        Remaining   Average
Adjustment                            Mortgage      Cut-off Date      Cut-off Date        Interest     Term        Combined
Date                                  Loans         Principal Balance Principal Balance   Rate         (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
May 2004                              53            $15,430,959       100.00%             4.779%       297         80.88%
------------------------------------------------------------------------------------------------------------------------------------
Total:                                53            $15,430,959       100.00%             4.779%       297         80.88%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average:       2004-05-01


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Securitized Asset Backed Receivables LLC Trust 2004-NC1
Interest Only Loans

------------------------------------------------------------------------------------------------------------------------------------
                                                                     % of Mortgage       Weighted     Weighted
                                                                     Loan Pool by        Average      Average     Weighted
                                     Number of     Aggregate         Aggregate           Gross        Remaining   Average
Geographical                         Mortgage      Cut-off Date      Cut-off Date        Interest     Term        Combined
Distribution                         Loans         Principal Balance Principal Balance   Rate         (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                           28            $9,371,211        60.73%              4.780%       296         82.68%
Florida                              3             812,690           5.27                4.853        297         85.08
Hawaii                               2             666,985           4.32                4.625        297         64.15
Nevada                               3             657,400           4.26                4.639        297         81.81
Georgia                              1             629,000           4.08                5.125        297         85.00
New Jersey                           1             500,000           3.24                4.625        297         67.78
New York                             1             429,346           2.78                4.625        297         63.24
Arizona                              3             397,484           2.58                4.946        296         85.24
Michigan                             2             379,799           2.46                5.411        296         81.19
Colorado                             2             340,998           2.21                4.848        296         77.72
Washington                           1             309,599           2.01                4.375        297         72.94
Other                                6             936,447           6.07                4.615        297         84.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                               53            $15,430,959       100.00%             4.779%       297         80.88%
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented:     16


------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Mortgage       Weighted     Weighted
                                                                       Loan Pool by        Average      Average     Weighted
                                    Number of        Aggregate         Aggregate           Gross        Remaining   Average
                                    Mortgage         Cut-off Date      Cut-off Date        Interest     Term        Combined
Occupancy                           Loans            Principal Balance Principal Balance   Rate         (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                             50               $14,556,009       94.33%              4.798%       297         80.49%
Second Home                         3                874,950           5.67                4.463        296         87.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                              53               $15,430,959       100.00%             4.779%       297         80.88%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                    % of Mortgage       Weighted     Weighted
                                                                    Loan Pool by        Average      Average     Weighted
                                 Number of        Aggregate         Aggregate           Gross        Remaining   Average
Property                         Mortgage         Cut-off Date      Cut-off Date        Interest     Term        Combined
Types                            Loans            Principal Balance Principal Balance   Rate         (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence          35               $10,507,799       68.10%              4.806%       297         80.88%
Planned Unit Development         8                2,255,360         14.62               4.698        297         80.71
Condo                            7                1,625,802         10.54               4.700        296         82.30
2-4 Family                       3                1,041,998         6.75                4.803        297         78.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                           53               $15,430,959       100.00%             4.779%       297         80.88%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of Mortgage       Weighted     Weighted
                                                                    Loan Pool by        Average      Average     Weighted
                                 Number of        Aggregate         Aggregate           Gross        Remaining   Average
Loan                             Mortgage         Cut-off Date      Cut-off Date        Interest     Term        Combined
Purpose                          Loans            Principal Balance Principal Balance   Rate         (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Purchase                         22               $7,953,756        51.54%              4.722%       297         80.83%
Refinance - Cashout              25               6,203,670         40.20               4.823        297         80.45
Refinance - Rate Term            6                1,273,533         8.25                4.919        296         83.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                           53               $15,430,959       100.00%             4.779%       297         80.88%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Securitized Asset Backed Receivables LLC Trust 2004-NC1
Interest Only Loans

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of Mortgage       Weighted     Weighted
                                                             Loan Pool by        Average      Average     Weighted
                          Number of        Aggregate         Aggregate           Gross        Remaining   Average
Documentation             Mortgage         Cut-off Date      Cut-off Date        Interest     Term        Combined
Level                     Loans            Principal Balance Principal Balance   Rate         (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation        42               $11,629,396       75.36%              4.844%       297         81.23%
Stated Documentation      11               3,801,562         24.64               4.579        296         79.80
------------------------------------------------------------------------------------------------------------------------------------
Total:                    53               $15,430,959       100.00%             4.779%       297         80.88%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of Mortgage       Weighted     Weighted
Original                                                     Loan Pool by        Average      Average     Weighted
Prepayment                Number of        Aggregate         Aggregate           Gross        Remaining   Average
Penalty                   Mortgage         Cut-off Date      Cut-off Date        Interest     Term        Combined
Term (months)             Loans            Principal Balance Principal Balance   Rate         (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                         53               $15,430,959       100.00%             4.779%       297         80.88%
------------------------------------------------------------------------------------------------------------------------------------
Total:                    53               $15,430,959       100.00%             4.779%       297         80.88%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:        0
Maximum:        0
Non-Zero Weighted Average:0


------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Mortgage       Weighted     Weighted
                                                                       Loan Pool by        Average      Average     Weighted
                                    Number of        Aggregate         Aggregate           Gross        Remaining   Average
Lien                                Mortgage         Cut-off Date      Cut-off Date        Interest     Term        Combined
Position                            Loans            Principal Balance Principal Balance   Rate         (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                            53               $15,430,959       100.00%             4.779%       297         80.88%
------------------------------------------------------------------------------------------------------------------------------------
Total:                              53               $15,430,959       100.00%             4.779%       297         80.88%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Mortgage       Weighted     Weighted
                                                                       Loan Pool by        Average      Average     Weighted
                                    Number of        Aggregate         Aggregate           Gross        Remaining   Average
FICO                                Mortgage         Cut-off Date      Cut-off Date        Interest     Term        Combined
Score                               Loans            Principal Balance Principal Balance   Rate         (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
661 - 680                           13               $3,455,901         22.40%              5.343%       297         81.52%
681 - 700                            7                2,102,671         13.63               4.946        297         81.53
701 - 720                            7                2,120,892         13.74               4.542        297         78.45
721 - 740                           16                4,148,701         26.89               4.568        297         80.32
741 - 760                            5                1,624,599         10.53               4.397        297         78.58
761 - 780                            4                1,626,337         10.54               4.625        296         84.68
781 - 800                            1                  351,857          2.28               4.625        296         85.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              53              $15,430,959        100.00%              4.779%       297         80.88%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:        661
Maximum:        791
Non-Zero Weighted Average:       716